Exhibit 99.1
Elastic Reports Strong First Quarter Fiscal 2021 Financial Results

Q1 Revenue of $128.9 million, Up 44% year-over-year (45% in constant currency)
Q1 SaaS Revenue of $32.6 million, Up 86% year-over-year (86% in constant currency)

MOUNTAIN VIEW, Calif., AUGUST 26, 2020--(BUSINESS WIRE)-- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced strong results for its first quarter of fiscal 2021 (ended July 31, 2020).

First Quarter Fiscal 2021 Financial Highlights

•Total revenue was $128.9 million, an increase of 44% year-over-year, or 45% on a constant currency basis.
•SaaS revenue was $32.6 million, an increase of 86% year-over-year, or 86% on a constant currency basis.
•Calculated billings was $130.0 million, an increase of 45% year-over-year, or 47% on a constant currency basis.
•Deferred revenue was $277.5 million, an increase of 63% year-over-year.
•GAAP operating loss was $29.5 million; GAAP operating margin was -22.9%.
•Non-GAAP operating loss was $4.3 million; non-GAAP operating margin was -3.3%.
•GAAP net loss per share was $0.23; non-GAAP earnings per share was $0.06(1).
•Operating cash flow was $22.0 million with free cash flow of $21.6 million.
•Cash and cash equivalents were $350.4 million as of July 31, 2020.

“Elastic is off to a strong start in our new fiscal year, and we are well positioned for the year ahead,” said Shay Banon, Elastic’s founder and chief executive officer. “This quarter demonstrates that our approach to building solutions on a single, powerful foundation of search is aligned with customer spending priorities and that our diverse portfolio of customers, which spans geographies, industries, and sizes keeps us resilient. Our investments in R&D and go-to-market capabilities are enabling us to address the large market opportunity before us.”

First Quarter Fiscal 2021 Key Metrics and Recent Business Highlights

Key Customer Metrics:
•Total subscription customer count was over 12,100, compared to over 11,300 in Q4 FY20, and over 8,800 in Q1 FY20.
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 630, compared to over 610 in Q4 FY20, and over 475 in Q1 FY20.
•Subscription revenue represented 94% of total revenue.
•Net Expansion Rate continued to be greater than 130%.

Product Releases and Other Business Highlights:

Elastic released versions 7.8 and 7.9 of the Elastic Stack. Included in those releases are capabilities and features across Elastic Enterprise Search, Observability, and Security solutions that simplify and enhance user experience, deepen integrations across the Elastic Stack, and provide free access to powerful Elastic products and features.

Expanded capabilities on the Elastic Stack include:

•Elastic Enterprise Search
◦Launched Elastic Workplace Search on Elastic Cloud
◦Introduced features of Workplace Search on the free distribution tier
◦Continued to expand the Workplace Search library of pre-built integrations, making Gmail available to search as a private source
◦Enhanced control and automation over scaling deployments with enterprise authentication mechanisms

•Elastic Observability
◦Launched a beta release of Elastic Agent, a unified agent to simplify data onboarding and ingest management with one click, enhancing ease of use and decreasing time to value for operators
◦Released a beta version of machine-learning powered service maps that provide health insights in Elastic APM and automatically surface the severity of an anomaly tied to service performance
◦Expanded visibility with new Google Cloud Operations integration, certificate monitoring capabilities, and service map health insights powered by machine learning

•Elastic Security
◦Announced the first major beta milestone for Elastic in delivering comprehensive endpoint security fully integrated into the Elastic Stack, centrally managed under the Elastic Agent
◦Launched malware prevention on Windows and macOS under the free distribution tier
◦Simplified ingestion and provided deep data visibility for SIEM use cases with the beta version of Elastic Agent to protect hosts on-premises or in the cloud
◦Expanded data integrations across Microsoft Defender ATP, Windows PowerShell, and G Suite, and introduced streamlined security workflows with new Atlassian Jira integration
◦Announced a new integration with IBM Security’s security orchestration, automation, and response (SOAR) platform, IBM Security Resilient

•Elastic Cloud
◦Provided easier, integrated purchase options for users, with self-service monthly premium subscriptions, and new subscription and billing options integrated with Google Cloud Marketplace
◦Achieved Federal Risk and Authorization Management Program (FedRAMP) Moderate authorization, and launched general availability of our new government region, AWS GovCloud (US East)
◦Launched integrations with AWS PrivateLink and IP filtering for greater control over network security
◦Added Elasticsearch Service on AWS Canada, Paris, and Seoul

•Other Business Highlights
◦Appointed industry veteran Paul Appleby as president, worldwide field operations

◦Held nine virtual ElasticON events reaching tens of thousands of participants, which included speakers from customers as well as platinum event sponsors, Google Cloud and Microsoft

Financial Outlook

The Company is providing the following guidance: For the second quarter of fiscal 2021 (ending October 31, 2020):

•Total revenue is expected to be between $129 million and $131 million.
•Non-GAAP operating margin is expected to be between -11.5% and -10.5%.
•Non-GAAP net loss per share is expected to be between $0.22 and $0.20, assuming between 86 million and 87 million weighted average ordinary shares outstanding.

For fiscal 2021 (ending April 30, 2021):

•Total revenue is expected to be between $544 million and $550 million.
•Non-GAAP operating margin is expected to be between -13.5% and -11.5%.
•Non-GAAP net loss per share is expected to be between $0.83 and $0.69, assuming between 87 million and 89 million weighted average ordinary shares outstanding.

We continue to believe it is prudent to expect some near-term business headwinds as the economic impact from the ongoing COVID-19 pandemic further unfolds. As such, our guidance includes the expected impact of the COVID‑19 pandemic on our business and results of operations based on information available to us today.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/ 5:00 p.m. ET/ 11:00 p.m. Amsterdam time to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. Slides will accompany the webcast. The replay of the webcast and slides will be available for two months.

(1)An accounting-related benefit from certain unrealized foreign currency exchange gains favorably impacted GAAP net loss per share by $0.12 and non-GAAP earnings per share by $0.11. This benefit did not impact revenue, calculated billings, operating margin, free cash flow, or cash and cash equivalents.

About Elastic

Elastic is a search company built on a free and open heritage. Everyone can get started with Elastic products and solutions quickly and frictionlessly. Elastic offers three solutions for enterprise search, observability, and security built on one technology stack that can be deployed anywhere. From finding documents to monitoring infrastructure to hunting for threats, Elastic makes data usable in real time and at scale. Founded in 2012, Elastic is a distributed company with Elasticians around the globe. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Use of Non-GAAP Financial Measures

Reconciliations of non-GAAP financial measures to Elastic’s financial results as determined in accordance with U.S. GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of this press release titled “About Non-GAAP Financial Measures.”

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risk and uncertainties, which include, but are not limited to, our expected financial results for the fiscal quarter ending October 31, 2020 and the fiscal year ending April 30, 2021, our expectations regarding the impact of the COVID-19 pandemic, our assessments of the strength of our solutions and products, the effectiveness of our go-to-market strategy, including the positioning of our solutions and products, assessments of our customers’ and prospective customers' spending priorities, our customer base, potential market and growth opportunities and our ability to address those opportunities, and our expectations regarding the benefits of our R&D investments. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs in light of currently available information regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: the impact of the COVID-19 pandemic on the macroeconomic environment, on our business, operations, hiring and financial results, and on businesses of our customers and partners, including their spending priorities, the effect of governmental lockdowns, restrictions and new regulations; our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and successfully develop new offerings, including security-related product offerings and SaaS offerings; customer acceptance and purchase of our existing offerings and new offerings, including the expansion and adoption of our SaaS offerings; our inability to realize value from investments in the business, including R&D investments; our ability to maintain and expand our user and customer base; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our international expansion strategy; our operating results and cash flows; our beliefs and objectives for future operations; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy and expand in our existing markets and into new markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions (including developments and volatility arising from the COVID-19 pandemic).
Any additional or unforeseen effect from the COVID-19 pandemic may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2020 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co
(650) 695-1055

Lisa Boughner
Elastic Corporate Communications
lisa.boughner@elastic.co

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended July 31,
	2020	2019
Revenue
License - self-managed	$14,879	$9,907
Subscription - self-managed and SaaS	106,463	72,483
Total subscription revenue	121,342	82,390
Professional services	7,528	7,320
Total revenue	128,870	89,710
Cost of revenue
Cost of license - self-managed	346	97
Cost of subscription - self-managed and SaaS	25,890	17,895
Total cost of revenue - subscription	26,236	17,992
Cost of professional services	8,595	8,259
Total cost of revenue	34,831	26,251
Gross profit	94,039	63,459
Operating expenses
Research and development	45,678	35,182
Sales and marketing	56,151	52,011
General and administrative	21,729	18,568
Total operating expenses	123,558	105,761
Operating loss	(29,519)	(42,302)
Other income, net (1)	10,885	931
Loss before income taxes	(18,634)	(41,371)
Provision for income taxes	367	398
Net loss	$(19,001)	$(41,769)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.23)	$(0.56)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	84,175,287	74,643,782
(1) Includes unrealized foreign currency exchange gains of $10.1 million for the three months ended July 31, 2020 arising from foreign exchange remeasurement of intercompany balances. Intercompany balances are eliminated on consolidation.

Elastic N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)
(Unaudited)

Assets	As of July 31, 2020	As of April 30, 2020
Current assets:
Cash and cash equivalents	$350,418	$297,081
Restricted cash	2,314	2,308
Accounts receivable, net of allowance for credit losses of $1,297 and $1,247 as of July 31, 2020 and April 30, 2020, respectively	87,266	128,690
Deferred contract acquisition costs	23,673	19,537
Prepaid expenses and other current assets	34,258	32,623
Total current assets	497,929	480,239
Property and equipment, net	7,905	7,760
Goodwill	198,413	197,877
Operating lease right-of-use assets	31,549	32,783
Intangible assets, net	46,903	50,455
Deferred contract acquisition costs, non-current	28,767	24,012
Deferred tax assets	3,531	3,164
Other assets	6,345	7,621
Total assets	821,342	803,911
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$11,669	$11,485
Accrued expenses and other liabilities	17,833	22,210
Accrued compensation and benefits	42,916	48,409
Operating lease liabilities	7,718	7,639
Deferred revenue	237,261	231,681
Total current liabilities	317,397	321,424
Deferred revenue, non-current	40,250	28,021
Operating lease liabilities, non-current	26,518	27,827
Other liabilities, non-current	4,798	12,992
Total liabilities	388,963	390,264
Commitments and contingencies
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of July 31, 2020 and April 30, 2020	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 85,737,645 shares issued and outstanding as of July 31, 2020 and 82,856,978 shares issued and outstanding as of April 30, 2020	890	856
Treasury stock	(369)	(369)
Additional paid-in capital	946,178	898,788
Accumulated other comprehensive loss	(11,435)	(1,377)
Accumulated deficit	(502,885)	(484,251)
Total shareholders’ equity	432,379	413,647
Total liabilities and shareholders’ equity	$821,342	$803,911

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2020	2019
Cash flows from operating activities
Net loss (1)	$(19,001)	$(41,769)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	4,256	1,288
Amortization of deferred contract acquisition costs	9,013	6,723
Non-cash operating lease cost	1,674	1,347
Stock-based compensation expense	18,591	12,771
Deferred income taxes	(367)	19
Unrealized foreign currency exchange gains (2)	(10,050)	—
Changes in operating assets and liabilities:
Accounts receivable, net	45,211	23,528
Deferred contract acquisition costs	(16,463)	(5,515)
Prepaid expenses and other current assets	341	2,570
Other assets	1,693	1,055
Accounts payable	(612)	2,288
Accrued expenses and other liabilities	(5,099)	(2,866)
Accrued compensation and benefits	(7,204)	(1,817)
Operating lease liabilities	(1,716)	(1,283)
Deferred revenue	1,731	(33)
Net cash provided by (used in) operating activities (3)	21,998	(1,694)
Cash flows from investing activities
Purchases of property and equipment	(379)	(1,585)
Net cash used in investing activities	(379)	(1,585)
Cash flows from financing activities
Proceeds from issuance of ordinary shares upon exercise of stock options	29,252	20,113
Repayment of notes payable	—	(30)
Net cash provided by financing activities	29,252	20,083
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	2,472	329
Net increase in cash, cash equivalents, and restricted cash	53,343	17,133
Cash, cash equivalents, and restricted cash, beginning of period	299,389	300,280
Cash, cash equivalents, and restricted cash, end of period	$352,732	$317,413
(1) Includes unrealized foreign currency exchange gains of $10.1 million for the three months ended July 31, 2020 arising from foreign exchange remeasurement of intercompany balances. Intercompany balances are eliminated on consolidation.
(2) Removes the unrealized foreign currency exchange gains of $10.1 million for the three months ended July 31, 2020 included in net loss.
(3) Unaffected by unrealized foreign currency exchange gains.

Elastic N.V.
REVENUE BY TYPE
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended July 31,
	2020		2019
	Amount	% of Total Revenue	Amount	% of Total Revenue
Self-managed subscription	$88,715	69%	$64,812	72%
License	14,879	12%	9,907	11%
Subscription	73,836	57%	54,905	61%
SaaS	32,627	25%	17,578	20%
Total subscription revenue	121,342	94%	82,390	92%
Professional services	7,528	6%	7,320	8%
Total revenue	$128,870	100%	$89,710	100%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
CALCULATED BILLINGS
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2020	2019
Total revenue	$128,870	$89,710
Add: Increase (decrease) in total deferred revenue	1,731	(33)
Less: Increase in unbilled accounts receivable	(575)	(237)
Calculated billings	$130,026	$89,440

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
FREE CASH FLOW
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended July 31,
	2020	2019
Net cash provided by (used in) operating activities	$21,998	$(1,694)
Less: Purchases of property and equipment	(379)	(1,585)
Free cash flow	$21,619	$(3,279)
Net cash used in investing activities	$(379)	$(1,585)
Net cash provided by financing activities	$29,252	$20,083
Net cash provided by (used in) operating activities (as a percentage of total revenue)	17%	(2)%
Less: Purchases of property and equipment (as a percentage of total revenue)	0%	(2)%
Free cash flow margin	17%	(4)%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands, except percentages, share and per share amounts)
(Unaudited)

	Three Months Ended July 31,
	2020	2019
Gross Profit Reconciliation:
GAAP gross profit	$94,039	$63,459
Stock-based compensation expense	2,318	1,476
Employer payroll taxes on employee stock transactions	220	168
Amortization of acquired intangibles	2,109	633
Non-GAAP gross profit	$98,686	$65,736
Gross Margin Reconciliation(1):
GAAP gross margin	73.0%	70.7%
Stock-based compensation expense	1.8%	1.6%
Employer payroll taxes on employee stock transactions	0.2%	0.2%
Amortization of acquired intangibles	1.6%	0.7%
Non-GAAP gross margin	76.6%	73.3%
Operating Loss Reconciliation:
GAAP operating loss	$(29,519)	$(42,302)
Stock-based compensation expense	18,591	12,771
Employer payroll taxes on employee stock transactions	3,108	2,129
Amortization of acquired intangibles	3,550	662
Acquisition-related expenses	—	2,472
Non-GAAP operating loss	(4,270)	(24,268)
Operating Margin Reconciliation(1):
GAAP operating margin	(22.9)%	(47.2)%
Stock-based compensation expense	14.4%	14.2%
Employer payroll taxes on employee stock transactions	2.4%	2.4%
Amortization of acquired intangibles	2.8%	0.7%
Acquisition-related expenses	0.0%	2.8%
Non-GAAP operating margin	(3.3)%	(27.1)%
Net Loss Reconciliation:
GAAP net loss	$(19,001)	$(41,769)
Stock-based compensation expense	18,591	12,771
Employer payroll taxes on employee stock transactions	3,108	2,129
Amortization of acquired intangibles	3,550	662
Acquisition-related expenses	—	2,472
Income tax(2)	(92)	(357)
Non-GAAP net income (loss)	6,156	(24,092)
Non-GAAP earnings (net loss) per share attributable to ordinary shareholders, basic	$0.07	$(0.32)
Non-GAAP earnings (net loss) per share attributable to ordinary shareholders, diluted	$0.06	$(0.32)
Weighted-average shares used to compute earnings (net loss) per share attributable to ordinary shareholders, basic	84,175,287	74,643,782
Weighted-average shares used to compute earnings (net loss) per share attributable to ordinary shareholders, diluted	96,059,560	74,643,782

(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2020	2019
Cost of revenue reconciliation:
GAAP cost of license - self-managed	$346	$97
Amortization of acquired intangibles	(346)	(97)
Non-GAAP cost of license - self -managed	$—	$—
GAAP cost of subscription - self-managed and SaaS	$25,890	$17,895
Stock-based compensation expense	(1,366)	(915)
Employer payroll taxes on employee stock transactions	(143)	(134)
Amortization of acquired intangibles	(1,763)	(536)
Non-GAAP cost of subscription - self-managed and SaaS	$22,618	$16,310
GAAP cost of professional services	8,595	8,259
Stock-based compensation expense	(952)	(561)
Employer payroll taxes on employee stock transactions	(77)	(34)
Non-GAAP cost of professional services	$7,566	$7,664
Operating expenses reconciliation:
GAAP research and development expense	$45,678	$35,182
Stock-based compensation expense	(7,130)	(4,961)
Employer payroll taxes on employee stock transactions	(994)	(760)
Acquisition-related expenses	—	(34)
Non-GAAP research and development expense	$37,554	$29,427
GAAP sales and marketing expense	$56,151	$52,011
Stock-based compensation expense	(6,192)	(4,308)
Employer payroll taxes on employee stock transactions	(1,157)	(594)
Amortization of acquired intangibles	(1,441)	(29)
Non-GAAP sales and marketing expenses	$47,361	$47,080
GAAP general and administrative expense	$21,729	$18,568
Stock-based compensation expense	(2,951)	(2,026)
Employer payroll taxes on employee stock transactions	(737)	(607)
Acquisition-related expenses	—	(2,438)
Non-GAAP general and administrative expense	$18,041	$13,497

About Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In particular, free cash flow is not a substitute for cash used in operating activities. Additionally, the utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for a given period. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of our historical non-GAAP financial measures to their most directly comparable financial measure stated in accordance with U.S. GAAP has been provided in the financial statement tables included in this press release. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Loss and Non-GAAP Operating Margin
We define non-GAAP operating loss and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP operating loss and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Loss Per Share
We define non-GAAP net loss per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses and the tax effects related to the foregoing. We believe non-GAAP net loss per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Free Cash Flow and Free Cash Flow Margin
Free cash flow is a non-GAAP financial measure that we define as net cash (used in) provided by operating activities less purchases of property and equipment. Free cash flow margin is calculated as free cash flow divided by total revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the amount of cash generated from our core operations that, after the purchases of property and equipment, can be used for strategic initiatives, including investing in our business and selectively pursuing acquisitions and strategic investments.

Calculated Billings
We define calculated billings as total revenue plus the increase in total deferred revenue as presented on or derived from our consolidated statements of cash flows less the (increase) decrease in total unbilled accounts receivable in a given period. Calculated billings exclude the effects of deferred revenue and unbilled accounts receivable acquired through acquisitions. We typically invoice our customers annually in advance, and to a lesser extent multi-year in advance, quarterly in advance, monthly in advance, monthly in arrears or upon delivery. Our management uses calculated billings to understand and evaluate our near-term cash flows and operating results.

Constant Currency
We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.